MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated July 12, 2013

to the Prospectus and Statement of Additional Information each dated May 31, 2013

____________________________________________________________________________________________________________

In the Prospectus, the following language that appears on page 31 under DISTRIBUTION POLICY:

Quarterly Distribution Policy

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses.

is replaced in its entirety by the following language:

Monthly Distribution Policy

The Fund intends to make a monthly distribution of dividends each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses.

In the Statement of Information, the following language that appears on page 24 in the third paragraph under TAX STATUS:

Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year.

is replaced in its entirety by the following language:

Distributions of net investment income will be made monthly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated May 31, 2013, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841.  The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  You should retain this Supplement for future reference.